UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2009

InfoSonics Corporation

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	010-32217 (Commission File Number)	33-0599368 (IRS Employer Identification No.)
4350 Executive Drive, Suite 100, San Diego, CA 92121 (Address of principal executive offices including zip code)
Registrant's telephone number, including area code: (858)-373-1600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 8.01        OTHER EVENTS

Final Approval of Derivative Settlement

On June 3, 2009, Judge Sammartino of the United States District Court for the Southern District of California entered an order in In Re InfoSonics Corporation Derivative Litigation, Lead Case No. 06 CV 1336, that approves the derivative settlement as fair and reasonable and directs the clerk to enter final judgment and dismiss the action with prejudice.  The Company’s insurer previously agreed to fund the full settlement payment of the settlement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

Date: June 8, 2009	By: /s/ Jeffrey Klausner
Jeffrey Klausner
Chief Financial Officer